UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2023

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 13, 2022, TLG Acquisition One Corp. (“TLG”) and Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLG, entered into an agreement and plan of merger (as amended by the First Amendment to Merger Agreement dated December 23, 2022, the Second Amendment to Merger Agreement dated March 22, 2023, the Third Amendment to Merger Agreement dated June 8, 2023 and as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) with Electriq Power, Inc. (“Electriq”), a Delaware corporation (the “Merger”). TLG is referred to herein as “New Electriq” after the consummation of the Merger.

On July 25, 2023, TLG held a special meeting of stockholders in lieu of the 2023 annual meeting of the stockholders (the “Special Meeting”). At the Special Meeting, TLG’s stockholders approved the following proposals (collectively, the “Proposals”): (1) a proposal to approve the business combination between TLG and Electriq (the “Business Combination” and such proposal, the “Business Combination Proposal”); (2) a proposal to adopt the Second Amended and Restated Certificate of Incorporation of New Electriq (the “Proposed Charter” and such proposal, the “Charter Proposal”); (3) seven separately presented proposals, as described below, to approve certain governance provisions in the Proposed Charter and New Electriq’s bylaws (collectively, the “Non-Binding Governance Proposals”), which were separately presented in accordance with Securities and Exchange Commission (the “SEC”) guidance and which were each voted upon on a non-binding advisory basis; (4) a proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange: (i) the issuance of shares of TLG common stock to Electriq equityholders pursuant to the Merger Agreement, together with shares of New Electriq common stock upon exercise of replacement warrants and options to purchase shares of New Electriq common stock issued to holders of Electriq’s warrants and options not exercised prior to the Merger; (ii) the issuance of shares of TLG common stock upon conversion of the TLG Class F Common Stock (as defined below) and in connection with the Closing Financings, the Post-Closing Lawrie Investment, the Working Capital Loan Conversion and the Lawrie Notes Conversion (each as defined in the Company’s joint proxy statement/consent solicitation statement/prospectus filed with the SEC on July 12, 2023 (the “Proxy Statement”)); (iii) the reservation for issuance of the shares of New Electriq common stock issuable upon the conversion of shares of TLG preferred stock that are expected to be issued in connection with the closing of the Merger, the Closing Financings, the Post-Closing Lawrie Investment, the Working Capital Loan Conversion and the Lawrie Notes Conversion; and (iv) the reservation for issuance of the shares of New Electriq common stock issuable upon the exercise of up to 1,000,000 warrants of New Electriq that are expected to be issued to satisfy up to $1,500,000 of the outstanding Working Capital Loans (as defined in the Proxy Statement) (the “NYSE Proposal”); (5) a proposal to elect the seven directors named below to serve on the Board of Directors of New Electriq (the “Board”) until the 2024 annual meeting of New Electriq stockholders and, in each case, until their respective successors are duly elected and qualified (the “Director Election Proposal”); and (6) a proposal to approve and adopt the Electriq Power Holdings, Inc. 2023 Equity Incentive Plan, to be effective upon the consummation of the Business Combination (the “Equity Incentive Plan Proposal”).

As of the close of business on June 8, 2023, the record date for the Special Meeting, there were 7,948,405 shares of Class A common stock, par value $0.0001 per share (the “TLG Class A Common Stock”), and 5,000,000 shares of Class F common stock, par value $0.0001 per share (the “TLG Class F Common Stock,” and, together with the TLG Class A Common Stock, the “TLG Common Stock”), outstanding. A total of 11,365,663 shares of TLG Common Stock, representing approximately 87.8% of the outstanding shares of TLG Common Stock entitled to vote were present in person or by proxy, constituting a quorum for purposes of each Proposal voted upon by stockholders of TLG Class A Common Stock and TLG Class F Common Stock, voting as a single class. A total of 6,365,663 shares of TLG Class A Common Stock, representing approximately 80.1% of the outstanding shares of TLG Class A Common Stock entitled to vote were present in person or by proxy, constituting a quorum for purposes of the separate class vote by holders of TLG Class A Common Stock pursuant to Proposal 2. A total of 5,000,000 shares of TLG Class F Common Stock, representing 100.0% of the outstanding shares of TLG Class F Common Stock entitled to vote were present in person or by proxy, constituting a quorum for purposes of the separate class votes by holders of TLG Class F Common Stock pursuant to Proposals 2 and 5.

The Business Combination Proposal and each of the other Proposals presented at the Special Meeting were approved by TLG’s stockholders. The final voting results for each Proposal are set forth below.

Proposal 1 — Business Combination Proposal

The approval of the Business Combination Proposal required the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of the TLG Class A Common Stock and the TLG Class F Common Stock, voting as a single class, represented in person or by proxy at the Special Meeting.

The Business Combination Proposal was approved by TLG’s stockholders, and received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,152,477	213,186	0

Proposal 2 — Charter Proposal

The approval of the Charter Proposal required the affirmative vote of (i) a majority of the outstanding shares of TLG Class A Common Stock, voting separately as a single class; (ii) a majority of the outstanding shares of TLG Class F Common Stock, voting separately as a single class; and (iii) a majority of the outstanding shares of TLG Class A Common Stock and TLG Class F Common Stock, voting together as a single class, in each case, represented in person or by proxy at the Special Meeting.

The Charter Proposal was approved by TLG’s stockholders, and received the following votes:

	Votes For	Votes Against	Abstentions
TLG Class A Common Stock	6,152,468	213,195	0
TLG Class F Common Stock	5,000,000	0	0
TLG Class A Common Stock and TLG Class F Common Stock	11,152,468	213,195	0

Proposal 3 — Non-Binding Governance Proposals

The approval of each of the Non-Binding Governance Proposals required the affirmative vote of a majority of the votes cast by the holders of shares of TLG Class A Common Stock and TLG Class F Common Stock, voting as a single class, represented in person or by proxy at the Special Meeting.

Each of the Non-Binding Governance Proposals was approved. The votes for each sub-proposal were as follows:

Proposal 3A — Changes to Authorized Capital Stock — A proposal to consider and vote on the changes to the authorized capital stock in the Proposed Charter, which authorizes the issuance of 530,000,000 shares, consisting of (i) 500,000,000 shares of common stock and (ii) 30,000,000 shares of preferred stock, and eliminates the TLG Class F Common Stock received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
9,991,336	1,374,327	0

Proposal 3B — No Class Vote on Changes in Authorized Number of Shares of Stock — A proposal to consider and vote on the provisions in the Proposed Charter that provide, subject to the rights of the holders of any outstanding series of preferred stock, the number of authorized shares of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,152,468	213,195	0

Proposal 3C — Required Vote to Amend the Bylaws — A proposal to consider and vote on the provisions in the Proposed Charter that permit the Board to adopt, amend or repeal the Company’s bylaws by approval of a majority of the entire Board and permit the Company’s stockholders to adopt, amend or repeal the Company’s bylaws by the affirmative vote of two-thirds of the voting power of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
9,991,327	1,374,336	0

Proposal 3D — Director Removal — A proposal to consider and vote on the provisions in the Proposed Charter that permit directors to be removed with or without cause by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Company entitled to vote at an election of directors received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,152,468	213,195	0

Proposal 3E — Action by Written Consent of Stockholders — A proposal to consider and vote on the provisions in the Proposed Charter that permit stockholders to act by written consent without a meeting received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,152,468	213,195	0

Proposal 3F — Officer Exculpation — A proposal to consider and vote on the addition of provisions in the Proposed Charter exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
10,015,805	1,349,858	0

Proposal 3G — Removal of Blank Check Company Provisions — A proposal to consider and vote on the exclusion of provisions in the Proposed Charter applicable only to blank check companies, including business combination requirements, received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,152,468	213,195	0

Proposal 4 — NYSE Proposal

The approval of the NYSE Proposal required the affirmative vote of a majority of the votes cast by the holders of TLG Class A Common Stock and TLG Class F Common Stock, voting as a single class, represented in person or by proxy at the Special Meeting.

The NYSE Proposal was approved by TLG’s stockholders, and received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,152,468	213,195	0

Proposal 5 — Director Election Proposal

The approval of the Director Election Proposal required the vote by a plurality of the shares of votes cast by the holders of TLG Class F Common Stock represented in person or by proxy at the Special Meeting.

The Director Election Proposal was approved by TLG’s Class F stockholders, electing, effective as of the consummation of the Business Combination, Frank Magnotti, John Michael Lawrie, Carol L. Coughlin, Neha Palmer, Kristina A. Peterson, Gideon Soesman and Zainabu Oke, to serve on the board of directors of New Electriq until the 2024 annual meeting of New Electriq stockholders and, in each case, until their respective successors are duly elected and qualified. The nominees received the following votes:

Director Nominees:

Frank Magnotti	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

J. Michael Lawrie	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

Carol L. Coughlin	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

Neha Palmer	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

Kristina A. Peterson	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

Gideon Soesman	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

Zainabu Oke	TLG Class F Common Stock Votes For	TLG Class F Common Stock Votes Withheld
	5,000,000	0

Proposal 6 — Equity Incentive Plan Proposal

The approval of the Equity Incentive Plan Proposal required the affirmative vote of a majority of the votes cast by the holders of shares of TLG Class A Common Stock and TLG Class F Common Stock, voting as a single class, represented in person or by proxy at the Special Meeting.

The Equity Incentive Plan Proposal was approved by TLG’s stockholders, and received the following votes:

TLG Common Stock Votes For	TLG Common Stock Votes Against	TLG Common Stock Abstentions
11,127,990	213,195	0

As there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented at the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

On July 25, 2023, TLG issued a press release announcing the results of the Special Meeting. A copy of the press release issued by TLG is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information referenced under this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth under this Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be incorporated by reference into any registration statement, report or other document filed by TLG pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

In connection with the Special Meeting, holders of TLG Class A Common Stock had the right to elect to redeem all or a portion of their TLG Class A Common Stock for a per share price calculated in accordance with Amended and Restated Certificate of Incorporation of TLG. As of July 25, 2023, holders of approximately 97.3% or 7,736,608 shares of TLG Class A Common Stock had validly elected to redeem their shares of TLG Class A Common Stock for a pro rata portion of the trust account holding the proceeds from TLG’s initial public offering and the sale of private placement warrants, or approximately $10.63 per share and $82.2 million in the aggregate. With written consent, TLG may accept reversals of elections to redeem shares of TLG Class A Common Stock by holders of TLG Class A Common Stock prior to the closing of the Business Combination.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: July 26, 2023

	By:	/s/ John Michael Lawrie
	Name:	John Michael Lawrie
	Title:	Chief Executive Officer